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EXHIBIT  99.2


                        HARLEYSVILLE NATIONAL CORPORATION
                                  CERTIFICATION
                           PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


    In connection with the Harleysville National Corporation (the "Company") Quarterly Report on Form 10-Q for the period ending June 30, 2002, as filed with the Securities and Exchange Commission (the "Report"), I, Gregg J. Wagner, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.



                      /s/  Gregg  J.  Wagner
                      ------------------------------
                      Executive  Vice  President  and
                      Chief  Financial  Officer
                      Harleysville  National  Corporation

Date:  August  12,  2002